                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             -----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 24, 2000

                    -----------------------------------------

                           EN POINTE TECHNOLOGIES, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                        COMMISSION FILE NUMBER 000-28052


          DELAWARE                                      NUMBER: 75-2467002
(STATE OR OTHER JURISDICTION OF                        I.R.S. EMPLOYER I. D.
 INCORPORATION OR ORGANIZATION)


                       100 N. SEPULVEDA BLVD., 19TH FLOOR
                             EL SEGUNDO, CALIFORNIA       90245
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (310) 725-5200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. Other Events.

            The Company announces that its web procurement business-to-business subsidiary, SupplyAccess, Inc., recently completed a subsequent funding of a private placement of Series A preferred stock in the gross amount of $3.8 million. Such funding resulted in the sale of 2,529,334 shares of preferred stock at $1.50 per share, representing 6.96% of the total of 36,324,319 shares of outstanding stock. With the conclusion of this sale, the Company's ownership in SupplyAccess, Inc. is 38.65%.

     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EN POINTE TECHNOLOGIES, INC.




Date: May 31, 2000

 /s/ JAVED LATIF
 ---------------------------------------
 By: Javed Latif, Chief Financial Officer